UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

SPRING BANK PHARMACEUTICALS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-37718	52-2386345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 South Street

Hopkinton, MA 01748

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (508) 473-5993

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On June 21, 2017, Spring Bank Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the commencement of an underwritten public offering of its common stock pursuant to a shelf registration statement filed on Form S-3 (File No. 333-218399) with the Securities and Exchange Commission, which was declared effective on June 12, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 21, 2017, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 (the “Preliminary Prospectus Supplement”) pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the aforementioned proposed public offering of shares of the Company’s common stock. The Preliminary Prospectus Supplement contains an updated summary description of the Company’s business in the section entitled “Prospectus Supplement Summary,” which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K, including the Exhibit hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale is not permitted.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 21, 2017, announcing a proposed public offering of common stock.
99.2	“Prospectus Supplement Summary” of Spring Bank Pharmaceuticals, Inc.’s Preliminary Prospectus Supplement dated June 21, 2017 to the Registration Statement on Form S-3 (File No. 333-218399).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

Date: June 21, 2017	By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 21, 2017, announcing a proposed public offering of common stock.
99.2	“Prospectus Supplement Summary” of Spring Bank Pharmaceuticals, Inc.’s Preliminary Prospectus Supplement dated June 21, 2017 to the Registration Statement on Form S-3 (File No. 333-218399).